Vanguard Funds

Supplement to the Prospectus

Prospectus Text Changes

The following replaces similar text for the second bullet point under the heading “Frequent Trading or Market-Timing” in the More on the Fund(s) section:

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

The following replaces similar text in the Investing With Vanguard section:

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

Within the same section, the following replaces similar text:

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund), you must wait 30 calendar days before exchanging back into the fund. This policy applies regardless of the dollar amount. Please note that the 30-day clock restarts after every exchange out of the fund.

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PSI FTQS 072016